                                                                    EXHIBIT 23.1

                            [OPPENHEIMER LETTERHEAD]

        We hereby consent to the reference to Oppenheimer & Co., Inc. under the caption Distribution and elsewhere in the Information Statement filed as Exhibit 99 to the Form 10 Registration Statement of WMS Hotel Corporation.

                                                   OPPENHEIMER & CO., INC.

Dated:  February 27, 1997